UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934

August 4, 2008
(Date of Report)

Sino Charter, Inc.
(Exact name of registrant as specified in its charter)

Nevada (State of incorporation)	000-53155 (Commission File Number)	20-8658254 (IRS Employer Number)

2888 Spring Lakes Drive Davidsonville, MD 21035 (Address of principal executive offices)	21035 (Zip Code)

(561) 245-5155 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01 Changes in Control of Registrant

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

SIGNATURES

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. This Current Report includes statements regarding our plans, goals, strategies, intent, beliefs or current expectations. These statements are expressed in good faith and based upon a reasonable basis when made, but there can be no assurance that these expectations will be achieved or accomplished. These forward-looking statements can be identified by the use of terms and phrases such as “believe,” “plan,” “intend,” “anticipate,” “target,” “estimate,” “expect,” and the like, and/or future-tense or conditional constructions (“will,” “may,” “could,” “should,” etc.). Items contemplating or making assumptions about actual or potential future sales, market size, collaborations, and trends or operating results also constitute such forward-looking statements.

Although forward-looking statements in this report reflect the good faith judgment of management, forward-looking statements are inherently subject to known and unknown risks, business, economic and other risks and uncertainties that may cause actual results to be materially different from those discussed in these forward-looking statements. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. We assume no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this report, other than as may be required by applicable law or regulation. Readers are urged to carefully review and consider the various disclosures made by us in our reports filed with the Securities and Exchange Commission (“SEC”) which attempt to advise interested parties of the risks and factors that may affect our business, financial condition, results of operation and cash flows. If one or more of these risks or uncertainties materialize, or if the underlying assumptions prove incorrect, our actual results may vary materially from those expected or projected.

Item 5.01 Changes in Control of Registrant.

On August 1, 2008, Bradley Miller (our sole director, and our former President, Principal Executive Officer, Secretary, Treasurer, Principal Financial Officer and Principal Accounting Officer) entered into a stock purchase agreement (the “Stock Purchase Agreement”, a copy of which is annexed to this Report as an Exhibit) with MMH Group, LLC (“MMH”, an entity owned by our current President Matthew Hayden, see below for more thorough discussion). Pursuant to the terms and conditions of the Stock Purchase Agreement, MMH acquired 10,000,000 shares of our common stock, or approximately 91.1% of our issued and outstanding shares of common stock.  The transaction contemplated by the Stock Purchase Agreement closed on August 4, 2008. Simultaneously with the closing of this transaction, MMH sold 2,400,000 of the shares to Ancora Greater China Fund, L.P., and sold 5,600,000 of the shares to Pope Investments II, LLC. As a result of the foregoing MMH owns 2,000,000 shares of our common stock, representing 18.2% of our outstanding common stock. MMH utilizing its working capital, paid, in consideration for these shares $82,000.

There were no material relationships between us or our affiliates and any of the parties to the Stock Purchase Agreement, other than in respect of the Stock Purchase Agreement.

Immediately prior to the closing of the Transaction, Bradley Miller served as the sole member of the Board of Directors. Pursuant to the terms and conditions set forth in the Stock Purchase Agreement, immediately following the closing of the Transaction, (1) Matthew Hayden (managing Partner of MMH), was appointed as a member to the Board of Directors, (2) Bradley Miller tendered a resignation from the Board of Directors, effective as of ten days after the delivery to our shareholders of an Information Statement pursuant to Rule 14f, and (3) Matthew Hayden was named President, Chief Executive Officer, Chief Financial Officer and Secretary of the Company.

The Company was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (17 CFR 240.12b-2)) immediately before the change in control effected by the Stock Purchase Agreement. Accordingly, pursuant to the requirements of Item 5.01(a)(8) of Current Report on Form 8-K, set forth below is the information that would be required if the Company were filing a general form for registration of securities on Form 10-SB (17 CFR 249.210b) under the Exchange Act, reflecting the Company’s common stock, which is the only class of its securities subject to the reporting requirements of Section 13 (15 U.S.C. 78m) or Section 15(d) (15 U.S.C. 78o(d)) of the Exchange Act upon consummation of the change in control, with such information reflecting the Company and its securities upon consummation of the Stock Purchase Agreement.

Pursuant to Item 5.01(a)(8) of Current Report on Form 8-K, a portion of the disclosures required thereunder has been previously reported, and is incorporated by reference into this Current Report on Form 8-K and disclosure under this Item is contained in the following: Items 1, 2 and 3 of Part I; Items 5, 6, 7 and 8 of Part II; and Items 11, 12 and 13 of Part III of the Registrant’s Annual Report on Form 10-K for the fiscal year ended November 30, 2007; Form SB-2/Amendment No. 1 filed with the SEC on March 29, 2007; and Form 8-K filed with the SEC on June 26, 2008.

Risk Factors

Ability to Identify and Consummate Transaction with Suitable Acquisition Target

While it is our primary purpose at this time to locate and acquire an attractive operating business seeking to become publicly traded through a reverse merger, there can be no assurances that such a transaction will be completed. This may result in the company being dormant for a sustained period and result in a material reduction in the net assets of the company as costs are incurred in an effort to pursue an acquisition. There is no history upon which to base any assumption as to the likelihood that we will prove successful, and we can provide shareholders with no assurance that we will generate any operating revenues or ever achieve profitable operations. If we are unsuccessful in addressing these risks, our business will fail. Our president, Mr. Matthew Hayden spends approximately 7.5% of his business time providing his services to us.  It is possible that the demands on Mr. Hayden from his other obligations could increase with the result that he would no longer be able to devote sufficient time to the management of our business.

Significant Stockholder

Our largest stockholder, Pope Investments II, LLC, owns approximately 51% of our outstanding shares. As a result, Pope Investments II, LLC is able to exercise influence over our company and determine any proposal that is put to a vote of the shareholders which will affect major transactions we contemplate. This has the potential to delay, prevent, change or initiate a change in control, acquisition, merger or other transaction, such as acquiring an attractive operating business seeking to become publicly traded through a reverse merger.

Security Ownership of Certain Beneficial Owners and Management

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and generally includes voting or investment power over securities. The table below includes the number of shares underlying options and warrants that are currently exercisable or exercisable within 60 days of August 11, 2008. Shares of common stock subject to options and warrants that are currently exercisable or exercisable within 60 days of August 11, 2008 are considered outstanding and beneficially owned by the person holding the options or warrants for the purposes of computing beneficial ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name.

The following table sets forth certain information, as of August 11, 2008, concerning shares of common stock of the Company, the only class of its securities that are issued and outstanding, held by (1) each shareholder known by the Company to own beneficially more than five percent of the common stock, (2) each director of the Company, (3) each executive officer of the Company, and (4) all directors and executive officers of the Company as a group:

	Amount and
	Nature of
	Beneficial	Percentage of
Name and Address of Beneficial Owner (1)	Ownership	Common Stock(2)
Matthew Hayden
7582 Windermere Court
Lake Worth, Florida 33467(3)	2,000,000	18.2%
Bradley Miller (4)	0
Ancora Greater China Fund, L.P.	2,400,000	21.9%
Pope Investments II, LLC	5,600,000	50.1%
All directors and executive officers as a group (2 persons)	2,000,000	18.2%

(1)	Unless otherwise indicated in the footnotes to the table, each shareholder shown on the table has sole voting and investment power with respect to the shares beneficially owned by him or it.
(2)	Based on 10,977,500 shares of Common Stock outstanding.
(3)	Shares are held in the name of MMH Group, LLC. Mr. Hayden is the Managing Partner and sole stockholder of MMH Group, LLC.
(4)	Mr. Miller is the former president, chief executive officer, secretary/treasurer, chief financial officer, principal accounting officer of the Company.

Change in Control Arrangements

With the completion of the Transaction, there are currently no arrangements known to the Company that would result in a change in control of the Company.

Directors, Executive Officers, Promoters and Control Persons

Matthew Hayden, President, Chief Executive Officer, Chief Financial Officer and Secretary

Information about Mr. Hayden is set forth below in Item 5.02 of this Current Report on Form 8-K.

Bradley W. Miller, Director

From October 30, 2006 through August 4, 2008 when Mr. Miller resigned in connection with the Stock Purchase Agreement, Mr. Miller had been our president, chief executive officer, secretary/treasurer, chief financial officer, principal accounting officer and the sole member of the board of directors. Since April 2002, Mr. Miller has been the president of Venditio Corp., a corporation located in Oklahoma engaged in the business of distributing PC and Console Video Games to the public. From January 2000 to January 2001, Mr. Miller was business development director for Payments Group in Hong Kong. Payments Group is engaged in the business of payment processing. From January 2001 to February 2002, Mr. Miller was API Project Manager for Wiltel Communications.

Except as previously set forth, Mr. Miller does not hold any other directorships with reporting companies in the United States. There are no family relationships between Mr. Miller and the directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers. During the last two years, there have been no transactions, or proposed transactions, to which the Company was or is to be a party, in which Mr. Miller (or any member of his immediate family) had or is to have a direct or indirect material interest.

Executive Compensation

Shown on the table below is information on the annual and long-term compensation for services rendered to the Company in all capacities, for the fiscal year ended November 30, 2007, paid by the Company to all individuals serving as the Company’s chief executive officer or acting in a similar capacity during the fiscal year ended November 30, 2007, regardless of compensation level. During the last completed fiscal year, the Company did not pay aggregate compensation to any executive officer in an amount greater than $100,000.

		Annual Compensation				Long Term Compensation
						Restricted		LTIP
					Other Annual	Stock	Options/	payouts	All Other
Name	Title	Year	Salary	Bonus	Compensation	Awarded	SARs (#)	($)	Compensation
Bradley Miller	Former President	2007	$0	0	0	0	0	0	0
	CEO, CFO	2006	$0	0	0	0	0	0
		2005	$0	0	0	0	0	0

Matthew Hayden	Current	2007	$0	0	0	0	0	0	0
	CEO, CFO
	Secretary

To date, no compensation has been awarded to, earned by or paid to Mr. Hayden, in his capacity as President, Chief Executive Officer, Chief Financial Officer, and Secretary of the Company.

Director Compensation

The directors of the Company have not received compensation for their services as directors nor have they been reimbursed for expenses incurred in attending board meetings.

Certain Relationships and Related Transactions

Following the acquisition of the common stock by MMH, Ancora and Pope Investments as described above, Company no longer has any transactions with related persons. Information with respect to prior related party transactions has been previously reported on Form 10-K for the fiscal year ended November 30, 2007 filed by Company.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Directors

Resignation of Bradley Miller

Pursuant to the terms and conditions set forth in the Stock Purchase Agreement, Bradley Miller has tendered his resignation as the sole director of the Company effective ten (10) calendar days after the date the Company files with the SEC and transmits to holders of record of the Company’s securities the information required by Rule 14f-1 of the Securities Exchange Act of 1934 (“Rule 14f-1), or on such earlier or later date as the SEC shall authorize pursuant to Rule 14f-1.

Appointment of Matthew Hayden

Pursuant to the terms and conditions set forth in the Stock Purchase Agreement, Matthew Hayden was appointed as the Chairman of the Board of Directors and sole director, effective ten (10) calendar days after the date the Company files with the SEC and transmits to holders of record of the Company’s securities the information required by Rule 14f-1, or on such earlier or later date as the SEC shall authorize pursuant to Rule 14f-1.

Mr. Hayden, born in August, 1971, age 36, was President and founder of Hayden Communications, Inc. from January 2000 through June 2006. From July 2006 to present Mr. Hayden is the President (and founder) of Hayden Communications International, Inc. Mr. Hayden performs corporate consulting and communications for companies located in the United States and Worldwide.

Mr. Hayden is not a director with any other reporting company(s) in the United States. There are no family relationships between Mr. Hayden and the directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers. During the last two years, there have been no transactions, or proposed transactions, to which the Company was or is to be a party, in which Mr. Hayden (or any member of her immediate family) had or is to have a direct or indirect material interest.

Mr. Hayden has not, during the last five years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). Mr. Hayden has not, during the last five years, been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and, as a result of such proceeding, was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws, or finding any violation with respect to such laws. Mr. Hayden has not, during the last five years, been a party of any bankruptcy petition filed by or against any business of which he was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

Executive Officers

Resignation of Bradley Miller as President, Principal Executive Officer, Secretary, Treasurer, Principal Financial Officer and Principal Accounting Officer

Pursuant to the terms and conditions set forth in the Stock Purchase Agreement, Bradley Miller has tendered his resignation as the President, Principal Executive Officer, Secretary, Treasurer, Principal Financial Officer and Principal Accounting Officer of the Company effective on the closing date of the transactions under the Stock Purchase Agreement

Appointment of Matthew Hayden as, President, Chief Executive Officer, Chief Financial Officer and Secretary

Pursuant to the terms and conditions set forth in the Stock Purchase Agreement, immediately following the closing of the transactions under the Stock Purchase Agreement, Matthew Hayden was appointed as the Company’s President, Chief Executive Officer, Chief Financial Officer, and Secretary. There are no employment agreements between the Company and Matthew Hayden. Information about Mr. Hayden is set forth above under “Appointment of Matthew Hayden.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2008	SINO CHARTER, INC.

/s/ Matthew Hayden
Matthew Hayden
President